                                               --------------------------------
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                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              MOORE MEDICAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

               [LETTERHEAD OF MOORE MEDICAL THE SUPPLY EXPERTS]


                              MOORE MEDICAL CORP.
                              -------------------

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder,

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Moore Medical Corp., a Delaware corporation (the "Company"), will be held at the Grand Hyatt Hotel, Park Avenue on 42nd Street adjacent to Grand Central, New York, NY 10017, on the Grand Central Conference Level, in the Majestic Room, on Thursday, May 24, 2001 at 11:00 a.m., local time. Only stockholders of record of the Company's Common Stock, $0.01 par value per share, at the close of business on April 12, 2001, which has been fixed as the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. At the Meeting we will ask stockholders to consider and act upon the following matters:

     (1) The election of seven directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified. The following incumbent directors will be nominated for reelection:

                                Linda M. Autore
                             Christopher W. Brody
                                 Steven Kotler
                               Robert H. Steele
                                Peter C. Sutro
                             Wilmer J. Thomas, Jr.
                                Dan K. Wassong

     (2) The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 29, 2001.

     (3) The transaction of such other business as may properly come before the Meeting and at any adjournments thereof.

Each of these matters is described in more detail in the enclosed Proxy Statement which constitutes part of this Notice. Please use this opportunity to take part in Moore Medical's affairs by voting your shares.

                      By Order of the Board of Directors,

                                Linda M. Autore
                                 President

April 20, 2001

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Meeting, it is important that your shares be represented. Please complete, sign, date and mail promptly the enclosed proxy card (the "Proxy") in the postage-paid envelope provided or, if your proxy card or voting instructions so indicate, vote electronically via the Internet or by telephone.  Stockholders who attend the Meeting may vote their shares personally, even though they have mailed in their Proxies.
--------------------------------------------------------------------------------

                              [LOGO 0F MOORE MEDICAL(TM) THE SUPPLY EXPERTS(TM)]


                                              389 John Downey Drive
                                              New Britain, CT  06050
_______________________________________________________________________________

                                PROXY STATEMENT

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                                 May 24, 2001
_______________________________________________________________________________

               INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of Meeting

The Board of Directors of Moore Medical Corp., a Delaware corporation ("Moore Medical" or the "Company") is asking for your proxy to be voted at the Annual Meeting of Stockholders (the "Meeting") of Moore Medical to be held on Thursday, May 24, 2001 at 11:00 a.m., local time, and at any adjournment or adjournments thereof, at the Grand Hyatt New York, Park Avenue on 42nd Street adjacent to Grand Central, New York, New York, on the Conference Level, in the Majestic Room, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. We are initially mailing this Proxy Statement and Proxy to stockholders of Moore Medical on or about April 20, 2001.

Record Date, Outstanding Shares and Quorum

Only stockholders of record at the close of business on April 12, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. On the Record Date, there were 3,153,980 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), outstanding and entitled to vote. There were no other classes of voting securities of the Company outstanding on such Record Date. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the Record Date shall constitute a quorum.

Voting Rights and Voting of Proxies

Each holder of Common Stock is entitled to one vote for each share held on the Record Date by such holder. Cumulative voting for directors is not permitted. If a quorum is present, (i) a plurality of the votes cast by the holders of the Common Stock, in person or by proxy at the Meeting, is required for the election of directors, and (ii) the approval of holders of a majority of the votes cast, in person or by proxy at the Meeting, is required to ratify the appointment of auditors or (except where Delaware General Corporation Law prescribes a different percentage) approve any other matter duly presented for action at the Meeting.

Under the rules promulgated by the Securities and Exchange Commission, boxes and a designated blank space are provided on the Proxy card for stockholders to mark, if they wish, to withhold authority to vote for one or more of the nominees for directors. Votes withheld in connection with the election of one or more of the nominees for director will be excluded from the vote and will have no effect, but will be counted toward the presence of a quorum for the transaction of business at the Meeting. If no direction is indicated, the Proxy will be voted for the election of the nominees for director. The form of Proxy does not provide for abstentions with respect to the election of directors; however, a stockholder present at the Meeting may abstain with respect to such election. The treatment of abstentions and broker "non-votes" with respect to the election of directors is consistent with applicable Delaware law and the Company's By-Laws. Abstentions and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. An abstention from a vote with respect to a proposal (other than for the election of directors) will have the same practical effect as a vote against such proposal. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting result on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations and as such will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for a matter by reducing the total number of shares from which a majority is calculated. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under stock exchange rules a broker nominee who delivers this Proxy Statement to the beneficial owner will be entitled to vote the shares on the election of directors and the ratification of the appointment of auditors, even without the beneficial owner's instructions.

A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained herein. If no specification is indicated on the Proxy, the shares represented thereby will be voted (i) FOR the election of the seven directors;
(ii) FOR the ratification of the appointment of the Company's auditors; and
(iii) in accordance with the judgment of the person or persons voting the Proxies on any other matter that may be properly brought before the Meeting.

Solicitation of Proxies

The Proxy included with this Proxy Statement is solicited by the Board of Directors of Moore Medical for use at the Meeting. You can submit your Proxy by mailing it in the envelope provided. You may be able to provide voting instructions for your shares by telephone or via the Internet. If these options are available to you, instructions for telephone and electronic voting are included with your Proxy. If your Proxy is properly completed and submitted, and you do not revoke it before the Meeting, your shares will be voted at the Meeting according to the instructions indicated on your Proxy. As far as we know, no other matters will be presented at the Meeting. However, if any other matters of business are properly presented, the proxy holders named on the Proxy are authorized to vote the shares represented by Proxies according to their judgment.

Moore Medical will pay all expenses of soliciting proxies to be voted at the Meeting. After the Proxies are initially distributed, Moore Medical and/or its agents may also solicit proxies by mail, telephone or in person. We have hired a proxy solicitation firm, D.F. King & Co., Inc. to assist us in soliciting proxies. We will pay D.F. King & Co., Inc. a fee of $4,500 plus their expenses. After the Proxies are initially distributed, we will ask brokers, custodians, nominees and other record holders to forward copies of the Proxy Statement, Proxy and other materials to people for whom they hold shares of Common Stock, and to request that the beneficial holders give them authority to sign the Proxies. We will reimburse record holders for reasonable expenses they incur in forwarding proxy materials to beneficial holders.

Revocation of Proxies

Execution and delivery of a Proxy will not affect a stockholder's right to attend the Meeting and vote in person. A stockholder in whose name shares are registered as of the Record Date and who has given a Proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated Proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior Proxy). Attendance at the Meeting, however, will not in and of itself revoke a Proxy.

A stockholder who is a beneficial owner but not registered as the record owner as of the Record Date cannot vote his or her shares except by the stockholder's broker, bank or nominee in whose name the shares are registered as of the Record Date executing and delivering a proxy on his or her behalf or the stockholder attending the Meeting with a proxy or other written authorization to vote from the registered owner and voting.


   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, NOMINEES AND
                                   OFFICERS

Certain Beneficial Owners.

The following are believed by the Company, based on filings with the Securities and Exchange Commission ("SEC"), to be the only persons who own beneficially five percent or more of its voting securities outstanding, as of March 30, 2001:


Name and Address of Beneficial Owner          Number of Shares       Percent of
------------------------------------                                 ----------
                                                                    Common Stock
                                                                    ------------

                                                                    Outstanding


Heartland Advisors, Inc. (1)                       403,700               12.8%
789 North Water St., Milwaukee, WI  53202
Hollybank Investment, L.P. (2)                     391,200               12.4%
One International Place, Suite 2401,
 Boston, MA  02110
Christopher W. Brody (3)                           210,000                6.7%
610 Fifth Avenue, 7/th/ Floor
New York, NY  10020
Dimensional Fund Advisors, Inc. (4)                194,900                6.2%
1299 Ocean Avenue, 11/th/ Floor, Santa
 Monica, CA  90401
Thomas Charitable Foundation (5)                   186,943                5.9%
272 Undermountain Road, Salisbury, CT
 06068
Credit Suisse Asset Management, LLC (6)            160,000                5.1%
466 Lexington Ave., New York, NY  10017


(1) We obtained information about the shares owned by Heartland from the most recent Schedule 13G filed by Heartland with the SEC on January 23, 2001. Heartland's 403,700 shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act") by (1) Heartland Advisors, Inc. by virtue of its investment discretion and in some cases voting power over client securities, which may be revoked; and (2) William J. Nasgovitz, as a result of his position with and stock ownership of Heartland which could be deemed to confer upon him voting and/or investment power over the shares Heartland beneficially owns. Of these 403,700 shares, 197,100 shares also may be deemed beneficially owned within the meaning of Rule 13d-3 of the Exchange Act by Mr. Nasgovitz as a result of his position as an officer and director of Heartland Group, Inc. which could be deemed to confer upon him voting power over the shares Heartland Group beneficially owns.

(2) We obtained information about the shares owned by Hollybank Investments, L.P. ("LP") from the most recent Schedule 13G filed by Hollybank with the SEC on February 14, 2001. Hollybank is the beneficial owner of 391,200 shares. Dorsey Gardner, as a general partner of LP, may be deemed to beneficially own shares beneficially owned by LP. Except to the extent of his interests as a limited partner in LP, Mr. Gardner has expressly disclaimed such beneficial ownership and the filing of the Schedule 13G shall not be construed as an admission that Mr. Gardner is the beneficial owner of the shares owned by LP.

(3) We obtained information about shares owned by Christopher W. Brody from the most recent Schedule 13D filed by Mr. Brody with the SEC on August 7, 2000. Mr. Brody's 210,000 shares include 50,000 shares owned by Vantage Venture Partners, LP as to which voting and dispositive power is exercised solely by Mr. Brody in his capacity as Chairman and sole member of its general partner, Vantage Partners, LLC.

(4) We obtained information about the shares owned by Dimensional Fund Advisors, Inc. ("Dimensional") from the most recent Schedule 13G filed by Dimensional with the SEC on February 1, 2001. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are referred to as the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds. All securities reported are owned by the Funds. Dimensional has disclaimed beneficial ownership of such securities.

(5) The Thomas Charitable Foundation ("Foundation") is a trust established pursuant to the laws of Florida. We obtained information about the shares owned by the Foundation from a Non-Objecting Beneficial Owners listing as of March 13, 2001. The Foundation's shares are held by the named trust, of which Wilmer J. Thomas, Jr., a director of the Company, which as Co-trustee has shared voting and shared investment power. He disclaims a beneficial interest herein.

(6) We obtained information about the shares owned by Credit Suisse Asset Management, LLC ("CSAM"), from the most recent Schedule 13G filed by CSAM with the SEC on February 9, 2001. CSAM is an investment adviser registered with the SEC and serves as investment adviser to many accounts including various registered investment companies. The shares are owned by such accounts which are reported as not exceeding 5% in any one account.

Ownership of Management

The following table sets forth, as of March 30, 2001, the number of shares of Moore Medical voting securities owned by all executive officers, directors and nominees of Moore Medical individually and as a group. The persons named in the table below have sole voting and investment power with respect to all of the shares of Moore Medical voting securities owned by them, unless otherwise noted.

                                                                  Amount/Nature of             Percent
                                                                  ----------------             -------
Name of Beneficial Owner                                        Beneficial Ownership          Of Common
-----------------------                                         --------------------          ---------
                                                                                              Stock (1)
                                                                                              ---------
Linda M. Autore ............................................           70,500 (2)                2.2%
President and Chief Executive Officer, Director
Christopher W. Brody .......................................          210,000 (3)                6.7%
Director
Steven Kotler ..............................................          155,520 (4)                4.9%
Director
Robert H. Steele ...........................................           60,000 (5)                1.9%
Chairman of the Board
Peter C. Sutro .............................................            2,000                      *
Director
Wilmer J. Thomas, Jr .......................................          186,943 (6)                5.9%
Director
Dan K. Wassong .............................................            1,000                      *
Director
All Current Directors and Executive Officers as a Group
(10 persons) ...............................................          685,963 (7)               21.7%

     *  Less than 1%  of the outstanding shares of Common Stock
     (1) Based on 3,153,980 issued and outstanding shares of Common Stock on April 12, 2001, plus shares of Common Stock that maybe acquired by the person or group indicated pursuant to any options and warrants exercisable within 60 days.

     (2) Includes 50,000 shares pledged to the Company to secure a promissory note payable to the Company and 14,500 shares underlying options exercisable within 60 days.

     (3) Includes 50,000 shares held by Vantage Venture Partners, LP of which Mr. Brody is Chairman of its general partner, Vantage Partners, LLC, and holds a beneficial interest in Vantage Venture Partners, LP.

     (4) Excludes 300 shares owned by Mr. Kotler's wife, of which he specifically disclaims beneficial ownership.

     (5)  Includes 25,000 shares underlying options exercisable within 60 days.

     (6) Consists of shares held by Thomas Charitable Foundation, of which Mr. Thomas is a Trustee and of which he specifically disclaims a beneficiary ownership.

     (7) Includes 39,500 shares underlying stock options granted to directors and executive officers that are exercisable within 60 days. Also includes 186,943 shares held by Thomas Charitable Foundation and 50,000 shares held by Vantage Venture Partners, LP.

                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Moore Medical's directors are elected each year at the annual meeting. Seven directors are proposed to be elected at the Meeting. Each director will hold office until the election and qualification of his or her successor or earlier death, removal or resignation. The Board of Directors recommends the election as directors of these nominees. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), Proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Nominating Committee of the Board of Directors. Assuming a quorum is present, a plurality of the votes of the shares present, in person or by proxy, at the Meeting is required to elect each of the nominees as a director in accordance with the Company's By-Laws.

Certain Information Regarding Nominees

The following table gives information as of March 30, 2001 concerning the persons intended to be nominated on behalf of the Board of Directors for election as directors. They are now members of the Board of Directors, constituting the entire Board, and their current term of office expires at the election and qualification of their successors at the Meeting.


              Name                    Age        Title
              ----                    ---        -----
        Linda M. Autore                50        President and Chief Executive Officer, Director

        Christopher W. Brody           56        Director

        Steven Kotler                  54        Director

        Robert H. Steele               62        Chairman of the Board

        Peter C. Sutro                 70        Director

        Wilmer J. Thomas, Jr.          74        Director

        Dan K. Wassong                 70        Director


Ms. Autore is President and Chief Executive Officer and has been a director of
----------
Moore Medical since August 1999. Ms. Autore joined Moore Medical in 1998 as Senior Vice President Sales and Marketing. She was elected a Member of Office of the President (Chief Executive Office) and to her present position in 1999. Prior to joining Moore Medical, she was Senior Vice President, Worldwide Marketing of Intellution, Inc., a division of Emerson Electric Corp., from 1997 to 1998. Prior thereto, Ms. Autore was a business development and marketing consultant and also held sales and marketing management positions of increasing responsibility at IBM Corp. for fifteen years.

Mr. Brody has served as a director of Moore Medical since  February 2000.  Mr.
---------
Brody has been the Chairman of Vantage Partners LLC, a private investment firm since January 1999. From 1971 through 1998, Mr. Brody was a partner of Warburg, Pincus & Co. Mr. Brody serves as a director of Intuit, Inc. and several privately held companies. He is the former Chairman of the National Venture Capital Association.

Mr. Kotler has served as a director since 1977.  Mr. Kotler has been the Vice
----------
Chairman of Gilbert Global Equity Partners, a private equity firm since 2000. He was formerly Co-Chairman, President and Chief Executive Officer of Schroder & Co., Inc., (investment bankers). Mr. Kotler is a director of Del Laboratories, Inc., a cosmetic and drugs company.

Mr. Steele became a director of Moore Medical in 1981.  He has served as
----------
Chairman of the Board since February 1998. Mr. Steele is Vice Chairman of John Ryan Company, an international financial marketing firm and has so served since 1997. Mr. Steele is a member of the Board of Directors of NLC Companies

(insurance), Scan Optics, Inc. (data entry), Smart Serv OnLine, Inc. (web and wireless service provider) and the New York Mercantile Exchange.

Mr. Sutro joined Moore Medical's Board of Directors in 1979.  Mr. Sutro is
---------
retired. From 1987 to 1991, he was President of M.P.I. Satellite (Italia) S.P.A., a firm in the business of marketing and importing satellite television reception equipment to Europe.

Mr. Thomas has been a director of Moore Medical since 1977.  He is a private
----------
investor and financial consultant. Mr. Thomas is also a director and the Vice Chairman of American Country Holding Co. (insurance).

Mr. Wassong became a director of Moore Medical in 1994.  He is Chairman,
-----------
President and Chief Executive Officer of Del Laboratories, Inc., a cosmetic and drugs company. Mr. Wassong is also a director of Southern Union Company, a gas utility company.



   The Board of Directors recommends a vote FOR the election of the nominated directors.


Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the SEC and the exchange on which the Common Stock is listed for trading. Executive officers, directors and more than ten percent stockholders are required by regulations under the Exchange Act to furnish the Company with copies of all
Section 16(a) reports filed. Based on the Company's review of such reports filed for its fiscal year ended December 30, 2000 the Company believes that all reporting requirements applicable to its executive officers, directors and more than ten percent stockholders were complied with in a timely manner for the year ended December 30, 2000.



Executive Officers of the Company

Set forth below are the names, ages and positions of the executive officers of the Company.

             Name                    Age                    Position
             ----                    ---                    --------

       Linda M. Autore               50       President and Chief Executive Officer

       Jerry Flasz                   40       Executive Vice President and Chief Technology
                                              Officer

       Chad A. Roffers               30       Senior Executive Vice President Sales, Marketing

                                              and E Business

       James R. Simpson              50       Executive Vice President and Chief Financial
                                              Officer

Mr. Flasz has served as Chief Technology Officer (CTO) and Executive Vice
---------
President, Information Systems since January 15, 2001. Prior to joining Moore Medical, he was Vice President of eCommerce/End User Computing Information Systems, Revlon Corporation, from 1998 to 2001; and Vice President of Operations, A.P. Products LTD, from 1993 to 1998.

Mr. Roffers has served as Senior Executive Vice President Sales, Marketing and E
-----------
Business since September 4, 2000. Prior to joining Moore Medical, he was Senior Vice President and General Manager, AdAuction.com (business to business media marketplace), from 1999 to 2000; and Director, Business Development, U S West, Inc. (telecommunications and media), from 1994 to 1999.

Mr. Simpson has served as Executive Vice President and Chief Financial Officer
-----------
since March 5, 2001. Prior to joining Moore Medical, he was Executive Vice President and Chief Financial Officer, C.S. Brooks, Inc. (a private home textile company) from1998 to 2000; Secretary and Director, C.S. Brooks, Inc. from 1998 to 2000; Senior Vice President and Chief Financial Officer, C.S. Brooks, Inc., from 1997 to 1998; and Partner, Greenwich Treasury Advisors, LLC (a financial management consulting firm) from 1996 to 1997.



Meetings of Board and Committees

Board of Directors

The Board of Directors is responsible for supervision of the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. The Board of Directors held five meetings during 2000 at which formal action was taken. All directors attended 75 % or more of the meetings of the Board and the committees on which they served, except for Mr. Wassong. Following the Meeting, the Board will consist of seven directors. In the interim, between annual meetings, the Board has the authority under the By-Laws to increase or decrease the size of the Board and fill vacancies.

Committees of the Board

The Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating Committee are the standing committees of the Board of Directors. Following are the names of the directors currently serving on each committee:

Executive                   Audit                   Compensation               Nominating
---------                   -----                   ------------               ----------
Steven Kotler/*/            Steven Kotler           Steven Kotler              Steven Kotler
Robert H. Steele            Robert H. Steele/*/     Wilmer J. Thomas, Jr.      Wilmer J. Thomas, Jr.
Wilmer J. Thomas, Jr.       Wilmer J. Thomas, Jr.

/*/ Chair

Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by Delaware General Corporate Law may not be delegated. The committee meets as often as necessary, and all actions by the committee are reported at the next Board of Directors meeting. The committee held two meetings in 2000.

Audit Committee

The Audit Committee is responsible for reviewing reports of the Company's financial results, audits, internal controls and compliance with federal procurement laws and regulations. The committee recommends to the Board of Directors the selection of the Company's independent accountants and reviews their procedures for ensuring their independence with respect to the services performed for the Company. Moore Medical's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

The Audit Committee is composed of outside directors who are not officers or employees of Moore Medical. In the opinion of the Board, as "independent" is defined under the standards of the American Stock Exchange, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of the committee. The committee held one meeting in 2000.

Nominating Committee

The Nominating Committee advises and makes recommendations to the Board on all matters concerning directorship practices and compensation for non-employee directors and recommendations concerning the functions and duties of the committees of the Board. The committee held three meetings in 2000.

Compensation Committee

The Compensation Committee has responsibility for administering and approving all elements of compensation for elected corporate officers and certain other senior management positions. It also approves, by direct action or through delegation, participation in, and all awards, options, and related actions under the provisions of the 2000 Incentive Compensation Program. The committee reports to stockholders on executive compensation items as required by the SEC. The committee held two meetings in 2000.

Compensation of Directors

A director who is not also a salaried employee receives an annual fee of $8,000 plus $1,000 for each Board meeting attended. A member of the Executive Committee who is not a salaried employee receives an annual additional fee of $1,000 for services in such capacity. A member of the Audit Committee who is not a salaried employee receives another annual $2,000 for services in such capacity. In addition, pursuant to Board action, (i) Mr. Steele is paid a fee of $100,000 per annum as the non-executive Chairman of the Board of Directors,
(ii) Mr. Kotler is paid a fee of $50,000 per annum as Chairman of the Executive Committee, and (iii) Mr. Thomas is paid a fee of $50,000 per annum under a consulting arrangement with the Company pursuant to which he consults with its executive officers with respect to financial and transactional matters. Directors are reimbursed for related expenses.

Compensation Committee Interlocks and Insider Participation

The members of the Board's Executive Committee, which in 2000 performed the functions of a compensation committee, are Steven Kotler (Chairman), Robert H. Steele and Wilmer J. Thomas, Jr. Directors' compensation decisions were made by the action of the entire Board, with no director participating in an action affecting himself or herself. See "Compensation of Directors."

Executive and Compensation Committees' Compensation Report

The Executive Committee performed the functions of a compensation committee until June 21, 2000, when the Board established a Compensation Committee. This report on the Committees' compensation policy applicable to the Company's Named Executive Officers during 2000 is issued by the Executive Committee for the period to June 21, 2000, and by the Compensation Committee for the balance of the year.

The Committees' policy in 2000 was to (a) assemble an experienced and highly-credentialed and capable team consisting of the chief sales, marketing and e-business officer, chief financial officer and chief technology officer, to serve under the leadership of the Company's chief executive officer, selected from a large pool introduced by executive search firms as well as from persons already employed by the Company, (b) enter into employment agreements with the selected executives, and (c) offer equitable severance packages to the Named Executive Officers who were not offered employment agreements. As a result, two of the four most highly compensated executive officers (other than chief executive officer) who serve in such capacity in 2000 were not employed by the Company as of year-end. Severance amounts were generally based on tenure and level of responsibility.

Three of the four current key senior executive officers entered into employment agreements with the Company during 2000: Linda M. Autore, the Company's President and Chief Executive Officer since August 1999, entered into an employment agreement in March 2000, on recommendation of the Executive Committee; Chad A. Roffers, its Senior Executive Vice President - Sales, Marketing and E-Business, entered into an employment agreement and joined the Company in September 2000, and Jerry Flasz, its Executive Vice President - Chief Technology Officer, entered into an employment agreement in December 2000 and joined the Company in January 2001, on recommendations of the Compensation Committee. Each employment agreement provided for a compensation package consisting of a base salary, the potential for an annual bonus under the current year's Executive Officers' Bonus Plan, and an option to purchase common stock under a Company stock option plan.

The Committees aligned the value of the executives' compensation packages with those of the stockholders by tying compensation above base salary to financial performance, by linkage to the Bonus Plan, and to growth in the Company's stock price, by linkage to options. The components of the Named Executive Officers' compensation packages, which the Committee reviewed and approved were, accordingly:

Base Salaries. Base salaries reflected the achievements, responsibilities and experience of the individual, as well as competitive conditions in the executive employment market.

Annual Bonuses. Under a 2000 Executive Officers' Bonus Plan, the Named Executive Officers were entitled to earn bonuses, ranging from 0% to 37.5% of their annual salaries, if the Company's net revenue had exceeded specified amounts.

Stock Options. Stock options were granted to the Named Executive Officers with exercise prices equal to the market price of the Common Stock on the dates of the grants to encourage the creation of sustained stockholder value. The options become exercisable in four equal annual cumulative installments, starting on the first anniversary of the date of grant.

The performance of Ms. Autore as Chief Executive Officer was separately evaluated by the Executive Committee before it recommended that the Company enter into an employment agreement with her. Its recommendation was based on its qualitative evaluation of her leadership of the Company, her strategic planning and execution, and her business development, as evidenced by her earlier achievements as the Company's Chief Executive Officer. Her compensation was based on such qualitative evaluation and quantitative performance measures by linkage to higher revenue levels under the Executive Officers' Bonus Plan and to growth in stock price over the exercise price under the stock option she was granted when her employment agreement was executed.

      Steven Kotler (Executive Committee, Chair, and Compensation Committee) Robert H. Steele (Executive Committee)
      Wilmer J. Thomas, Jr. (Executive Committee and Compensation Committee)

Audit Committee Report

The Audit Committee has reviewed and discussed the Company's audited 2000 financial statements (the "Financial Statements") with management and has discussed with PricewaterhouseCoopers LLP, the Company's independent auditors (the "Auditors"), the matters required to be discussed by SAS Codification of Statements on Auditing Standards (AU (S) 380). The Audit Committee has received the written disclosures and the letter from the Auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit
                                             -----------------------------------
Committees, and has discussed with the Auditors their independence.  Based on
----------
the review and discussions described in this paragraph, the Audit Committee recommended to the Board of Directors of the Company that the Financial Statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000.

The Committee reviewed aggregate fees paid to PricewaterhouseCoopers LLP, in the year 2000 which are as follows:

     Audit Fees                                                         $120,940
     Financial Information System Design and Implementation Fees               0
     All Other Fees:
           Tax                                                 $39,730
           Mergers and Acquisitions                             11,000
                                                               -------
     Total All Other Fees                                               $ 50,730
                                                                        --------
     Total Fees                                                         $171,670
                                                                        ========

     The Committee concluded that the non-audit services rendered in 2000 did not impair the independence of PricewaterhouseCoopers LLP.

                              Robert H. Steele
                              Steven Kotler
                              Wilmer J. Thomas, Jr.



      PROPOSAL NO. 2 - RATIFICATION OF SELECTIONS OF INDEPENDENT AUDITORS

We have selected PricewaterhouseCoopers LLP as our independent auditors to perform the audit of and report on Moore Medical's financial statements for the fiscal year ending December 29, 2001, and we are asking stockholders to ratify our selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they wish to do so, and they will be available to respond to appropriate questions from stockholders.


 The Board of Directors recommends a vote FOR ratification of the selection of
                          PricewaterhouseCoopers LLP.


                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

The following table summarizes for the Company's fiscal year ended December 30, 2000 and for the two prior fiscal years compensation paid or accrued by the Company to or on behalf of Linda M. Autore, the Company's President and Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Officers") who served in such capacity on December 30, 2000 and whose total annual compensation exceeded $100,000 in said fiscal year. The Company has not granted stock appreciation rights.





                                                 Summary Compensation Table

                                                                                           Long-Term
                                                                                          Compensation
                                                              Annual Compensation            Awards
                                                              -------------------            ------
                                                                                           Securities
                  Name and                                                                 Underlying          All Other
             Principal Position                  Year        Salary         Bonus         Options (#)      Compensation ($)
             ------------------                  ----        ------         -----         -----------      ----------------
                                                               ($)           ($)
                                                               ---           ---
Linda M. Autore,                                2000         260,577           --           27,000             4,800 (1)
President and Chief Executive Officer since     1999         168,068       11,225           15,000                --
August 17, 1999, Member Office of the           1998          24,404           --            8,000                --
President (Chief Executive Office)
June 15, 1999-August 17, 1999, Senior

Vice President Sales and Marketing since
1998.

Peter T. Hood,                                     2000       150,595            --               5,000         16,457  (2)
Senior Vice President of Information Systems       1999        37,702            --               3,000             --
from September, 1999 until November, 2000.         1998            --            --                  --             --


Kenneth S. Kollmeyer,                              2000       205,789            --              26,000          4,800  (1)
Executive Vice President of Operations since       1999       185,120        71,658                  --          9,800  (1)
1999 and until March, 2001. Member Office          1998       184,820            --              16,000          9,800  (1)
of the President (Chief Executive Office),
1999, Senior Vice President Operations,
1992-1999.

Chad A. Roffers,                                   2000       107,077        40,875              50,000          40,000 (3)
Senior Executive Vice President Sales,             1999            --            --                  --              --
Marketing and E business since September,          1998            --            --                  --              --
2000.

Joseph P. Savidge,                                 2000       132,693            --              10,000          33,548 (4)
Senior Vice President and Chief Financial          1999        28,846            --               3,000              --
Officer from October, 1999 until August,           1998            --            --                  --              --
 2000.

(1) Consists of the Company's contribution to the named officer's retirement account under its defined contribution plan.

(2) Included in Mr. Hood's other compensation for 2000 is $12,308 paid under a Severance, Consulting and Non-Competition Agreement, dated November 25, 2000, and a contribution of $ 4,149 to his retirement account under the Company's contribution plan.

(3) Included in Mr. Roffer's other compensation for 2000 is $40,000 for relocation.

(4) Included in Mr. Savidge's other compensation for 2000 is $31,731 paid under a Severance, Consulting and Non-Competition Agreement, dated August 4, 2000, and a contribution of $1,817 to his retirement account under the Company's contribution plan.

Employment Related Agreements

Linda M. Autore has an amended and restated employment agreement, dated as of January 1, 2001, to continue to serve as the Company's Chief Executive Officer for a term starting March 1, 2001 and ending December 31, 2002. Under the agreement, Ms. Autore's 2001 annual base salary rate is $287,500 from March 1, 2001. Detailed information on Ms. Autore's options can be found in the table "Option Grants in Last Fiscal Year".

Mr. Roffers has an amended and restated employment agreement, dated as of March 1, 2001, to continue to serve as the Company's Senior Executive Vice President - e-business, Sales and

Marketing for a term starting March 1, 2001 and ending December 31, 2002. Under the agreement, Mr. Roffer's 2001 annual base salary rate is $225,000 from March 1, 2001. Detailed information on Mr. Roffer's options can be found in the table "Option Grants in Last Fiscal Year."

Mr. Flasz has an employment agreement, dated as of November 22, 2000 to serve as the Company's Chief Technology Officer for a term starting January 15, 2001 and ending December 31, 2002. Under the agreement, Mr. Flasz's 2001 annual base salary rate is $210,000.

Mr. James R. Simpson has an employment agreement, dated as of March 5, 2001 to serve as the Company's Chief Financial Officer for a term starting March 5, 2001 and ending December 31, 2002. Under the agreement, Mr. Simpson's 2001 annual base salary rate is $235,000.

Each executive officer's employment agreement or amended and restated employment agreement entitles him or her to participate under the 2001 Executive Officer's Bonus Plan entitling each an amount ranging between zero and 50.0% of his/her annual salary if the Company obtains specific key metrics (as defined in the plan). Under the Company's 2001 - 2002 Change of Control and Position Payment Plan, each executive officer participates under the plan entitling each to a payment equal to a percentage ranging from 50% to 100% of his/her salary in the event of a change of control (as defined in the plan) followed by a termination of employment on or following a change of position (as defined in the plan) within twelve months after the change of control. In the event an executive officer becomes entitled to a severance payment, he or she will also be entitled to acceleration of exercisability of 50% of the otherwise unexercisable installments of the stock options granted when such officer entered into his or her employment agreement.

Defined Benefit Plans
The Company has a noncontributory, defined benefit pension plan (the "Plan"). Under the Plan, retirement benefits are based on the number of years of service (up to a maximum of 25 years) multiplied by the sum of (i) 1.25% of the employee's average base compensation during the highest consecutive five years, and (ii) 0.6% of such compensation in excess of earnings for Social Security benefits as promulgated in an Internal Revenue Service "Covered Compensation Table Number l." The Plan is a "Qualified Plan" within the meaning of the Internal Revenue Code. Under Internal Revenue Code guidelines for a qualified plan, no more than $170,000 (as such may change from time to time) of cash compensation may be considered in calculating benefits payable under the Plan. Normal retirement is at age 65 and the Plan has a lump sum payment option.

The following table shows the estimated annual benefits payable under the Plan upon retirement at age 65 to persons in specified remuneration and years-of-service classifications:



      Average Highest                Years of Service
      Consecutive      -----------------------------------------
      5 Years'
      Compensation     10 Years  15 Years     20 Years  25 Years
      ------------     --------  --------     --------  --------

      $130,000         $19,478   $29,217      $38,956   $48,695

      $170,000         $26,878   $40,317      $53,756   $67,195

Ms. Autore will have 18 years, Mr. Flasz will have 25 years, Mr. Roffers will have 34 years, and Mr. Simpson will have 15 years of service assuming retirement from the Company at age 65.

Stock Options
                       Option Grants in Last Fiscal Year

The following table sets forth information concerning the number of options granted and the potential realized value of the stock options granted to each of the Company's Named Officers to whom options were granted during its fiscal year ended December 30, 2000:
Individual Grants
-----------------

                                                                                                        Potential
                                                Percent of                                         Realizable Value at
                                                  Total                                              Assumed Annual
                               Number  of        Options         Exercise                         Rates of Stock Price
                               Securities       Granted to          or                              Appreciation for
                               Underlying       Employees          Base                                Option Term
                                 Options        in Fiscal         Price        Expiration              -----------
        Name                   Granted (#)         Year           ($/Sh)          Date          5% ($)           10% ($)
        ----                   -----------         ----           ------          ----         -------------------------


Linda M. Autore                   27,000           20%            $10.50         2/23/05        78,326           173,080

Kenneth S. Kollmeyer              10,000            8%            $10.50         2/23/05        29,010            64,104
                                  16,000           12%            $ 7.88         9/19/05        34,834            76,973

Peter Hood                         5,000            4%            $10.50         2/23/05        14,505            32,052

Chad A. Roffers                   50,000           37%            $ 7.25         6/05/05       100,152           221,310



                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

The following table sets forth information concerning options exercised during the fiscal year ended December 30, 2000 and the number of unexercised options and the imputed value thereof held by the Named Officers at December 30, 2000:

                                                          Number of Securities        Value of Unexercised
                                                         Underlying Unexercised           In-the-Money
                                                               Options at                  Options at
                              Shares                      Fiscal Year-End (#)          Fiscal Year-End($)
                             Acquired                  --------------------------  --------------------------
                                on          Value
           Name             Exercise(#)  Realized ($)  Exercisable  Unexercisable  Exercisable  Unexercisable
           ----             -----------  ------------  -----------  -------------  -----------  -------------
Linda M. Autore                 --            --         14,500        35,500          --            --


Kenneth S. Kollmeyer            --            --         18,500        21,500          --            --

Peter Hood                      --            --          2,000         6,000          --            --

Chad A. Roffers                     --            --            --         50,000           --             --

                    COMPARISON OF TOTAL STOCKHOLDER RETURN

The graph below compares the cumulative total stockholders' return of the Common Stock of the Company for the last five years with the American Stock Exchange Composite Index and the Standard & Poor's Wholesale - Medical, Dental & Hospital Equipment & Supply Index. The graph plots the value of a $100 investment on December 31, 1995, assuming that all dividends were reinvested.

Performance graph

                                                      Return to Stockholders
                                                       Moore Medical  Corp.
                                                          INDEXED RETURNS

                                       Base
                                      Period
                                      Dec. 95     Dec. 96     Dec. 97     Dec. 98     Dec. 99      Dec. 00
                                    -----------  ----------  ----------  ----------  ----------  -----------

Moore Medical Corp.                         100       95.35      101.16      125.58        90.7        45.35
American Stock Exchange Index               100      106.39      124.88      125.68      159.96       163.75
 Peer Group                                 100       84.17      114.01      125.97       70.23       109.93


                                 ANNUAL REPORT

All stockholders of record as of April 12, 2001 are being sent concurrently with this Proxy Statement a copy of the Company's 2000 Annual Report. The 2000 Annual Report is not incorporated by reference into this Proxy Statement and is not to be deemed a part hereof. The Company's consolidated financial statements for the fiscal years ended January 2, 1999, January 1, 2000 and December 30, 2000, as well as additional information required to be provided to stockholders pursuant to Rule 14a-3(b) under the Exchange Act, are included in the 2000 Annual Report.

         STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2002 ANNUAL MEETING

Stockholder Proposals

If a Stockholder intends to present a proposal at the Company's 2002 Annual Meeting of Stockholders and seeks to have the proposal included in the Company's Proxy Statement relating to that meeting, pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received by the Company no later than the close of business on December 22, 2001. A stockholder may present a proposal not included in said Proxy Statement at the Company's 2002 Annual Meeting of Stockholders only if it is presented in compliance with the Company's By-Laws and the Company has notice of such a matter no later than April 17, 2002; however, nominations are governed by special By-Law procedures. After that date, the proposal will be considered untimely and the Company's Proxies will have discretionary voting authority with respect to such matter. Any proposals, as well as any related questions, should be directed to the Chief Financial Officer of the Company.

Nominating Procedures

The Company's By-Laws provide that any stockholder entitled to vote for the election of directors may nominate persons for election as directors only if such stockholder has given written notice of such stockholder's intent to make such nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, in care of the Chief Financial Officer, Moore Medical Corp., P.O. Box 1500, New Britain, CT 06050, not later than 60 days before the date of an annual meeting and not less than seven days after the date on which notice of a special meeting is first given to stockholders. Each such notice shall set forth:

     (a) The name and address of the stockholder who intends to make the nominations and of the person or persons to be nominated;

     (b) A representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (c) A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the stockholder;

     (d) Such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

     (e) The consent of each nominee to serve as a director of the Company if so elected.

The presiding officer of the annual or special meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The Company has not received notice of nominations other than those proposed by management.

                 THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP are the independent public accountants for the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the 2001 Annual Meeting of Stockholders and will be available to answer appropriate questions.

                                 OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote Proxies given in said form, or otherwise act in respect of such matters in accordance with their best judgment.

It is important that Proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if the Proxy is mailed in the enclosed envelope in the United States.

A STOCKHOLDER MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 30, 2000 WITHOUT CHARGE BY WRITING TO: CHIEF FINANCIAL OFFICER, MOORE MEDICAL CORP., P.O. BOX 1500, NEW BRITAIN, CONNECTICUT 06050, OR EMAIL TO: WWW.IR@MOOREMEDICAL.COM

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          ----------------------------------

                                          JOSEPH GREENBERGER, ESQ.
                                          ------------------------
                                          Secretary
                                          ---------

April 20, 2001
--------------

Appendix A

Moore Medical Corp. Audit Committee Charter

Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's stockholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the American Stock Exchange (AMEX).

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common activities of the Committee in carrying out its oversight function. These functions are set forth as a recurring guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

 .   The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

 .   As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

 .   The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

 .   The Committee shall:

       . request from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

       . discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

       . recommend that the Board take appropriate action to oversee the independence of the outside auditor.

 .   The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the outside auditor.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             MOORE MEDICAL CORP. -- ANNUAL MEETING OF STOCKHOLDERS
                            Thursday, May 24, 2001

     The undersigned hereby appoints JAMES R. SIMPSON and JOSEPH GREENBERGER, and each of them, with the full power of substitution, and as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the Grand Hyatt Hotel, Park Avenue, New York, New York on May 24, 2001, at 11:00 A.M., and at any adjournment or postponement thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated on the reverse side.

                        (To be signed on reverse side)

[X] Please mark your votes as in this example.
    The Board of Directors recommends a vote FOR Proposals 1 and 2.

                    FOR               WITHHOLD
                all nominees      authority to vote     Nominees: Linda M. Autore, Christopher W. Brody,
             (see instruction)    for all nominees                Steven Kotler, Robert H. Steele,
1. ELECTION OF      [_]                  [_]                      Peter C. Sutro, Wilmer J. Thomas, Jr.,
   DIRECTORS                                                      Dan K. Wassong.

Instruction: To withhold authority to vote for any nominee(s), print the name(s)
             on the line below.


--------------------------------------------------------------------------------


The shares represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the Election of Directors and FOR Proposal Number 2.

SIGNATURE(S)                                          DATE
             ---------------------------------------       ---------------------

                                    FOR       AGAINST     ABSTAIN
2. Ratification of                  [_]         [_]         [_]
   appointment of
   PricewaterhouseCoopers LLP
   as our independent
   auditors


IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTE REGARDING SIGNATURE: Please sign and date as name appears hereon and return promptly. Joint owners should each sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any change in your address alongside the address as it appears hereon.